BENHAM PRIME
                                MONEY MARKET FUND

                                =================

                                Semiannual Report

                                 August 31, 1996


                    [picture of a desktop with books, a lamp
                              mail, a pen, glasses]


                         Twentieth Century Mutual Funds
                              and The Benham Group


                                 [front cover]



                                    CONTENTS

   U.S. ECONOMIC REVIEW ................................. 1

   PERFORMANCE INFORMATION .............................. 2

   PORTFOLIO STATISTICS & COMPOSITION ................... 3

   MARKET SUMMARY ....................................... 5

   MANAGEMENT DISCUSSION
   Fund Performance and Strategy ........................ 6
   Credit Quality and Diversification ................... 8

   INVESTMENT FUNDAMENTALS
   Money Market Instruments .............................10
   Risk Measurements & Management .......................12
   Other Definitions ....................................14

   FINANCIAL INFORMATION (UNAUDITED)
   Financial Highlights .................................15
   Financial Statements and Notes .......................16
   Schedule of Investment Securities ....................22




                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM       [photo of James
                             Chairman, Benham Funds       M. Benham]

After a slow start in January, the U.S. economy grew at a healthy pace for the first three quarters of 1996, confounding market analysts who predicted a significant slowdown in the second half of the year. During 1995, economic weakness prompted the Federal Reserve (the Fed) to make a series of short-term interest rate cuts, culminating in a quarter-of-a-percent cut in January 1996. This expansionary monetary policy helped speed the pace of U.S. economic growth from an anemic 0.3% annual rate in the fourth quarter of 1995 to a more robust 2.0% in the first quarter of 1996. Growth expanded further to an impressive 4.7% in the second quarter of the year (see the accompanying graph).

[bar graph on left side of page - graph data described below]

Stronger-than-expected corporate earnings provided fuel for increased corporate expansion and job growth. Nearly two million new jobs were created in the first eight months of the year, sending the national unemployment rate to a six-year low of 5.1%. Healthy employment numbers and a strong performance by U.S. stocks in general led to fears of inflationary pressure and expectations of an interest rate hike by the Fed. As a result, U.S. bonds overall gave a lackluster performance for the period.

But the expected surge in inflation failed to materialize. For the first eight months of the year, inflation, as measured by the consumer price index (CPI), grew at an annualized rate of 3.2%, as compared to a 2.8% rate for the first eight months of 1995. (The 2.5% inflation rate for all of 1995 was the lowest annual rate since 1986.) Because of this apparent lack of inflationary pressure, the Fed held interest rates steady through September.

Nevertheless, some market participants believe that the Fed will raise interest rates before the end of the year. Signs of wage inflation have surfaced--in June, the Labor Department reported the largest average hourly earnings increase in more than 30 years. In spite of higher interest rates for most of this year, the housing market has remained robust, and consumer confidence is at a six-year high, indicating that the U.S. consumer may still have some spending power. Whatever the Fed's plans, however, it is unlikely that we will see a Fed move in interest rates until the November elections are safely past.

[graph data]

Quarterly Economic Growth (GDP)
vs. Inflation (Consumer Price Index)
July 1994 - August 1996
                  GDP               CPI
Jan-94                              2.52
Feb-94                              2.51
Mar-94            2.50              2.51
Apr-94                              2.36
May-94                              2.29
Jun-94            4.90              2.56
Jul-94                              2.70
Aug-94                              2.90
Sep-94            3.50              3.03
Oct-94                              2.68
Nov-94                              2.60
Dec-94            3.00              2.60
Jan-95                              2.87
Feb-95                              2.79
Mar-95            0.40              2.86
Apr-95                              2.98
May-95                              3.12
Jun-95            0.70              3.04
Jul-95                              2.83
Aug-95                              2.62
Sep-95            3.80              2.54
Oct-95                              2.74
Nov-95                              2.67
Dec-95            0.30              2.67
Jan-96                              2.72
Feb-96                              2.72
Mar-96            2.00              2.84
Apr-96                              2.90
May-96                              2.96
Jun-96            4.70              2.75
Jul-96                              2.95
Aug-96                              2.88
Source: Bloomberg Financial Markets

                                       1


                             PERFORMANCE INFORMATION
                         YIELD AND TOTAL RETURN SUMMARY

                        For Periods Ended August 31, 1996

    Net Asset        7-Day         7-Day        Average Annual Total Returns
--------------------------------------------------------------------------------
      Value         Current      Effective                            Life of
(3/1/96-8/31/96)     Yield         Yield       1 Year      5 Years     Fund
--------------------------------------------------------------------------------

      $1.00          4.90%         5.02%        5.19%        N/A       5.03%

The Fund commenced operations on November 17, 1993.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                             PERFORMANCE DEFINITIONS

The 7-day current yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly, although this figure is slightly higher than the Fund's 7-day current yield because of the effects of compounding. The 7-day effective yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

Total return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average annual total returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 15.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on cumulative (6-month) and average annual total returns for the periods ended 8/31/96 for the funds in Lipper's "Money Market Funds" category.

                           6 Months         1 Year            Life of Fund+
The Fund:                  2.49%            5.19%             5.06%
Category Average:          2.36%            4.94%             4.54%
The Fund's Ranking:        N/A              66 out of 287     10 out of 226

+ from November 30, 1993, to August 31, 1996

Total returns are based on historical performance and do not guarantee future results.

                                       2


                       PORTFOLIO STATISTICS & COMPOSITION

                            KEY PORTFOLIO STATISTICS

                                    8/31/96             2/29/96

         Portfolio Value:           $1,210,150,887      $1,276,353,495
         Number of Issues:          76                  74
         Average Maturity:          45 days             68 days

For definitions of these terms, see page 14.

                        PORTFOLIO COMPOSITION BY COUNTRY

                                  [pie charts]
                    8/31/96                       2/29/96
                    U.S.: 67.2%                   U.S.: 53.9%
                    France: 7.4%                  Germany: 15.2%
                    Canada: 5.1%                  Australia: 5.7%
                    Sweden: 4.5%                  Canada: 5.6%
                    Other European: 6.4%          Japan: 2.0%
                    Other: 9.4%                   Other European: 17.6%

See page 13 for a discussion of the Fund's country limits.

                        PORTFOLIO COMPOSITION BY INDUSTRY

                                  [pie charts]
8/31/96                                        2/29/96
Banks: 34%                                     Banks: 50%
Misc. Financial Services: 16%                  U.S. Govt. Agency Securities: 15%
U.S. Treasury & Govt. Agency Securities: 15%   Misc. Financial Services: 11%
Oil/Gas/Petrochemical: 8%                      Other: 24%
Other: 27%

See page 13 for a discussion of the Fund's issuer and industry limits.

                                       3


                              PORTFOLIO COMPOSITION

                             COMPOSITION BY MATURITY

                                  [pie charts]
                    8/31/96                       2/29/96
                    1-29 Days: 42.2%              1-29 Days: 53.5%
                    30-59 Days: 32.2%             30-59 Days: 12.7%
                    60-89 Days: 16.0%             60-89 Days: 11.6%
                    90-119 Days: 3.5%             90-119 Days: 2.2%
                    120-397 Days: 6.1%            120-397 Days: 20.0%

The Fund buys only U.S. dollar-denominated obligations with remaining maturities of 13 months (397 days) or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less, with 50-60 days considered a "neutral" position.


                 COMPOSITION BY SECURITY TYPE

                          [pie charts]
     8/31/96                            2/29/96
     Commercial Paper: 63.6%            Commercial Paper: 52.3%
     Yankee CDs: 12.8%                  U.S. Govt. Agency Discount Notes: 14.9%
     Floating-Rate Notes: 10.6%         Eurodollar CDs: 11.7%
     U.S. Govt. Agency Notes: 5.9%      Yankee CDs: 11.3%
     Eurodollar CDs: 2.5%               Floating-Rate Notes: 5.7%
     Other: 4.6%                        Other: 4.1%

These security types are defined on pages 10 and 11.


                        COMPOSITION BY S&P CREDIT RATING

                                  [pie charts]
8/31/96
A-1+: 70%
A-1: 25%
Unrated U.S. Govt. Agency Securities: 5%

2/29/96
A-1+: 80%
A-1: 17%
A-2: 2%
Unrated U.S. Govt. Agency Securities: 1%

The Fund restricts its investments to obligations considered "first-tier" by the SEC or "high-quality" according to guidelines established by the Fund's Board of Trustees. First-tier obligations have received the highest rating from at least two credit rating agencies such as Moody's and Standard & Poor's (S&P). For example, A-1 (which includes A-1+) is S&P's highest commercial paper credit rating. The A-2 rated securities shown above are considered first-tier because they received top ratings from two rating services other than S&P. "Unrated U.S. Government Agency Securities" are nonrated obligations of government-sponsored enterprises that we have determined to be of comparable quality to A-1+ rated obligations.

                                       4


                                 MARKET SUMMARY
                        CORPORATE MONEY MARKET SECURITIES
      by Amy O'Donnell, Portfolio Manager, and Bob Gahagan, Vice President

Though the Fed held short-term interest rates steady from February through August, the combination of stronger-than-expected economic growth and low inflation (discussed on page 1) caused uncertainty in U.S. financial markets about the Fed's interest rate intentions. As a result, money market yields fluctuated throughout the period. The money market yield curve* reacted to each change in market expectations, steepening in response to strong economic numbers and flattening at signs of economic weakness.

The graph below illustrates this reactive volatility in money market rates. The federal funds rate (the lending rate targeted by the Federal Reserve for large overnight loans between commercial banks) remained steady after the Fed's last rate hike in January. But three-month LIBOR,+ which tends to reflect the financial market's current expectations of interest rate policy, fluctuated significantly. As the graph illustrates, the sharpest movements in three-month LIBOR typically occurred in response to the government's monthly employment report, which the markets use as a gauge of economic strength.

Though yields on one-year securities rose during the period, the yield of the average first-tier* money fund fell below 5% as wary portfolio managers, uncertain of the interest rate outlook, bought more-defensive and lower-yielding shorter-term securities. With inflation running slightly above 3%, money market investors' "real" yields (stated yields minus the inflation rate) deteriorated, falling below 2%.

Though we think it possible that the Fed may raise short-term rates by year's end, shifting market sentiment alone may provide adequate cause for continued volatility in money market yields.

* defined on page 14

+ London Interbank Offered Rate--a "money market rate" that most banks and corporations track when determining the rate they'll pay to investors on short-term debt (see also page 14).

[line graph - data described below]

Fed Funds vs. Three-Month LIBOR

              LIBOR          Fed Funds Rate Target    Employment Report Released
2/1/96        5.32813        5.25
2/2/96        5.35938        5.25                     X
2/5/96        5.33594        5.25
2/6/96        5.33594        5.25
2/7/96        5.32031        5.25
2/8/96        5.30469        5.25
2/9/96        5.29688        5.25
2/12/96       5.25781        5.25
2/13/96       5.25781        5.25
2/14/96       5.26563        5.25
2/15/96       5.26563        5.25
2/16/96       5.27344        5.25
2/19/96       5.28125        5.25
2/20/96       5.28125        5.25
2/21/96       5.3125         5.25
2/22/96       5.29688        5.25
2/23/96       5.28125        5.25
2/26/96       5.27344        5.25
2/27/96       5.29688        5.25
2/28/96       5.3125         5.25
2/29/96       5.32813        5.25
3/1/96        5.32813        5.25
3/4/96        5.3125         5.25
3/5/96        5.29688        5.25
3/6/96        5.3125         5.25
3/7/96        5.3125         5.25
3/8/96        5.32031        5.25                     X
3/11/96       5.45313        5.25
3/12/96       5.44531        5.25
3/13/96       5.44531        5.25
3/14/96       5.44531        5.25
3/15/96       5.44531        5.25
3/18/96       5.47656        5.25
3/19/96       5.48438        5.25
3/20/96       5.48438        5.25
3/21/96       5.47656        5.25
3/22/96       5.46875        5.25
3/25/96       5.46875        5.25
3/26/96       5.45313        5.25
3/27/96       5.46875        5.25
3/28/96       5.49219        5.25
3/29/96       5.49219        5.25
4/1/96        5.48438        5.25
4/2/96        5.48438        5.25
4/3/96        5.49219        5.25
4/4/96        5.48438        5.25
4/8/96        5.48438        5.25                     X
4/9/96        5.5625         5.25
4/10/96       5.55469        5.25
4/11/96       5.55469        5.25
4/12/96       5.55469        5.25
4/15/96       5.52344        5.25
4/16/96       5.51563        5.25
4/17/96       5.51563        5.25
4/18/96       5.51563        5.25
4/19/96       5.51563        5.25
4/22/96       5.49219        5.25
4/23/96       5.49219        5.25
4/24/96       5.48438        5.25
4/25/96       5.48438        5.25
4/26/96       5.48438        5.25
4/29/96       5.48438        5.25
4/30/96       5.48438        5.25
5/1/96        5.51563        5.25
5/2/96        5.51563        5.25
5/3/96        5.54688        5.25                     X
5/6/96        5.54688        5.25
5/7/96        5.51563        5.25
5/8/96        5.51563        5.25
5/9/96        5.51563        5.25
5/10/96       5.51563        5.25
5/13/96       5.50781        5.25
5/14/96       5.51563        5.25
5/15/96       5.48438        5.25
5/16/96       5.48438        5.25
5/17/96       5.51563        5.25
5/20/96       5.51563        5.25
5/21/96       5.51563        5.25
5/22/96       5.51563        5.25
5/23/96       5.50781        5.25
5/24/96       5.5            5.25
5/27/96       5.5            5.25
5/28/96       5.5            5.25
5/29/96       5.49219        5.25
5/30/96       5.51563        5.25
5/31/96       5.51563        5.25
6/3/96        5.55469        5.25
6/4/96        5.55469        5.25
6/5/96        5.55469        5.25
6/6/96        5.54688        5.25
6/7/96        5.52344        5.25                     X
6/10/96       5.60938        5.25
6/11/96       5.60938        5.25
6/12/96       5.60938        5.25
6/13/96       5.60938        5.25
6/14/96       5.60938        5.25
6/17/96       5.59375        5.25
6/18/96       5.58594        5.25
6/19/96       5.58594        5.25
6/20/96       5.57813        5.25
6/21/96       5.59375        5.25
6/24/96       5.58594        5.25
6/25/96       5.58594        5.25
6/26/96       5.60938        5.25
6/27/96       5.625          5.25
6/28/96       5.60156        5.25
7/1/96        5.59375        5.25
7/2/96        5.59375        5.25
7/3/96        5.61719        5.25
7/4/96        5.58594        5.25
7/5/96        5.58594        5.25                     X
7/8/96        5.71875        5.25
7/9/96        5.71875        5.25
7/10/96       5.71094        5.25
7/11/96       5.69531        5.25
7/12/96       5.6875         5.25
7/15/96       5.6875         5.25
7/16/96       5.69531        5.25
7/17/96       5.67969        5.25
7/18/96       5.67969        5.25
7/19/96       5.64844        5.25
7/22/96       5.64844        5.25
7/23/96       5.64844        5.25
7/24/96       5.64844        5.25
7/25/96       5.65625        5.25
7/26/96       5.65625        5.25
7/29/96       5.67188        5.25
7/30/96       5.70313        5.25
7/31/96       5.6875         5.25
8/1/96        5.67188        5.25
8/2/96        5.61719        5.25                     X
8/5/96        5.54688        5.25
8/6/96        5.5625         5.25
8/7/96        5.54688        5.25
8/8/96        5.54688        5.25
8/9/96        5.54688        5.25
8/12/96       5.53125        5.25
8/13/96       5.53125        5.25
8/14/96       5.53125        5.25
8/15/96       5.53125        5.25
8/16/96       5.53125        5.25
8/19/96       5.53125        5.25
8/20/96       5.53125        5.25
8/21/96       5.5            5.25
8/22/96       5.5            5.25
8/23/96       5.48438        5.25
8/26/96       5.48438        5.25
8/27/96       5.53906        5.25
8/28/96       5.54688        5.25
8/29/96       5.53906        5.25
8/30/96       5.57031        5.25

Source: DRI/McGraw-Hill

                                       5


                              MANAGEMENT DISCUSSION
                          FUND PERFORMANCE AND STRATEGY
                       by Amy O`Donnell, Portfolio Manager

NOTE: TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION (PAGES 10-14).

Q:       How did the Fund perform?

A: The Fund's 2.49% return for the six months ended 8/31/96 was 13 basis points* higher than the 2.36% average total return for the 294 funds in Lipper's "Money Market Funds" category for the same period (see the Lipper Performance Comparison on page 2). For the one-year period ended August 31, the Fund had a total return of 5.19%, compared to the 4.94% average return of its Lipper group. Based on this one-year return, the Fund was ranked in the top 25% of its Lipper category. The Fund also continued to meet its stated objective--seeking the highest level of current income consistent with preservation of capital. The Fund's yield declined fractionally during the period, but not as much as that of the average first-tier* money market fund.

Q:       What caused money market fund yields to fall?

A: Mixed economic signals during the period (see pages 1 and 5) caused considerable uncertainty among money market fund managers about short-term interest rate trends. Many money fund managers, anticipating an eventual short-term rate hike by the Fed, shied away from one-year securities and favored one- to three-month securities. These shorter-term issues, while more defensive, also offer lower yields.

Q:       Did you follow a similar strategy during the period?

A: Yes. As the Fund's longer-term securities matured, we replaced them with shorter-term issues, giving us the flexibility to respond quickly to a rise in interest rates. By the end of August, more than forty percent of the Fund's holdings were in one- to 30-day securities, bringing its average maturity* down to 45 days--slightly shorter than that of the average money market fund and below the Fund's "neutral" 50- to 60-day average maturity (see the Composition By Maturity charts on page 4). This move to a so-called "bullet" portfolio structure* completed the unwinding of the barbell structure* that we had in place early in the year when interest rates were still falling.

Q: The Fund's total return held up very well, especially considering the significant drop in the Fund's average maturity. Why?

A: The structure of the money market yield curve* during the period allowed us to reinvest the Fund's maturing securities in new securities with comparable yields. We also added value to the Fund by


                                       6


                              MANAGEMENT DISCUSSION
                          FUND PERFORMANCE AND STRATEGY
                       (Continued from the previous page)

         purchasing more floating-rate notes* and callable and convertible securities. These offered higher yields while adding very little additional risk to the portfolio. It should be noted that these particular types of "structured" securities are considered acceptable for money market investments by the SEC (see "Floating-Rate Notes" on page 11 of the Investment Fundamentals).

Q: Why the significant shifts in the Fund's composition? For example, holdings in commercial paper* increased from 52% to 64%; German holdings dropped dramatically, and French holdings rose. (See the Composition By Country and Composition By Investment Type charts on pages 3 and 4.)

A: Most of the changes in the Fund's composition resulted from our desire to maintain a shorter average maturity. When we're looking for very short-term securities, we'll likely buy commercial paper because it makes up the bulk of available securities with maturities in the one- to 60-day range.

         Regarding the Fund's German holdings, most of the German issuers on our Approved Issuer List (AIL--see the Credit Quality and Diversification section on pages 8 and 9) are German banks, which have very strong credit ratings. Because our internal guidelines allow us to buy longer-term securities (six- to 12-month maturities) from only the strongest issuers, we tend to buy German securities when we want to lengthen the Fund's maturity. However, since we've been shortening the Fund's portfolio, we replaced the Fund's maturing German securities with other shorter-term securities that had higher yields due to their lower credit quality relative to German issues.

         The Fund's French holdings increased because we added a new AAA rated French issuer to our AIL. We have consistently purchased shorter-term securities from this source because of their relatively high yields.

Q: You mentioned in the market discussion on page 5 that you expect ongoing volatility in money market yields as well as an eventual short-term interest rate increase by the Fed. Given this outlook, how do you plan to manage the Fund over the next six months?

A: We plan to remain relatively defensive, but we may occasionally extend the Fund's average maturity to take advantage of yield spikes caused by shifting market sentiment. However, we will likely stay within about 10 days of the average money market fund's maturity.


                                       7


                              MANAGEMENT DISCUSSION
                       CREDIT QUALITY AND DIVERSIFICATION
             with Vicki Zesses, Manager of Corporate Credit Research

VICKI ZESSES IS RESPONSIBLE FOR MANAGING CREDIT RESEARCH AND CREDIT RISK REDUCTION FOR ALL TWENTIETH CENTURY AND BENHAM CORPORATE MONEY MARKET AND BOND FUNDS. SHE HAS 12 YEARS OF EXPERIENCE IN MANAGING CORPORATE CREDIT RESEARCH AND RISK.


Q: About a year ago, you began to organize a credit research team and set up investment limits to help maintain optimal diversification and minimal credit risk within the Twentieth Century/Benham money market and bond funds. What have you accomplished?

A: Over the past year we have created a new credit management system, which we will continue to refine over time. The key to the system is a series of investment limits we have set--both for individual funds and the company as a whole--that are designed to cap our exposure to the individual issuers, countries or industries from whom we purchase securities (see Addressing and Measuring Credit Risk on pages 12 and
         13). We currently have a five-person credit research team (CRT) that carries out in-depth analysis on all securities considered for purchase by any of the Twentieth Century/Benham money market or bond funds. We hope to expand the team to seven by next year.

         We have developed an Approved Issuers List (AIL), which has become a vital tool for our portfolio managers in choosing acceptable investments for our funds. Managers may purchase securities only from issuers listed on the AIL.

Q: Is there a system in place to double-check whether purchased securities fall within allowed limits?

A: Yes. We have established a very thorough daily routine for verifying the acceptability of issues purchased by the funds. But we plan to go even further. By early 1997, we intend to transfer this task to a sophisticated software system that will verify the acceptability of a security before a purchase is completed.

Q:       How is your team organized?

A: Our approach is somewhat unique. Our analysts are assigned by industry rather than by type of fund (money market fund, bond fund, etc.). This arrangement helps avoid overlapping research and allows for the development of specialized industry knowledge, resulting in more informed comparisons. This approach is particularly beneficial to the Prime Fund, which invests the majority of its assets in commercial paper.

                                       8

                              MANAGEMENT DISCUSSION
                       CREDIT QUALITY AND DIVERSIFICATION
                       (Continued from the previous page)

Q: Speaking of industries, have there been any significant industry trends, like last year's Japanese banking scare, that you've been watching over the last six months?

A: We're still keeping a close eye on the Japanese banking situation and avoiding most Japanese bank securities. Though the situation has stabilized somewhat, we believe there is still a serious lack of internal controls in the Japanese banking system that will have to be dealt with. The Japanese Ministry of Finance has stated that it will back its major banks, and we only do business with the top six or seven of those banks, purchasing very short-term securities.

         By contrast, the U.S. banking industry has shown improving asset quality as the trend toward consolidation--mergers and acquisitions--continues.

Q: What, in your opinion, has caused the unprecedented wave of U.S. bank merger activity over the last few years?

A: Actually, money market funds such as the Prime Fund have been a major catalyst in the trend toward consolidation in the banking industry. In the past, large corporations in need of loans depended on commercial banks to supply them with ready cash. Now they can raise cash more cheaply by issuing commercial paper to investors, including mutual funds such as Twentieth Century/Benham. This transition (moving away from traditional bank loans in favor of borrowing directly from investors) is known as "disintermediation" (i.e., eliminating the middle man).

         Dwindling corporate demand for bank loans resulted in fiercer competition among financial institutions. This ultimately helped trigger the progression we have seen over the last few years--regional banks being acquired by super-regional banks, and super-regionals and money centers purchasing one another as they attempt to benefit from economies of scale, improve efficiencies and cut costs. The positive side-effect of this trend, as I mentioned before, has been the improved asset quality of surviving banks.


                                       9


                             INVESTMENT FUNDAMENTALS
                            MONEY MARKET INSTRUMENTS

The Money Market

The "money market" is a highly liquid, multi-trillion-dollar worldwide financial market that matches supply from corporations, banks and governments that have short-term cash or borrowing needs with demand from investors who want to buy short-term, low-risk, interest-bearing instruments.

On the supply side, corporate, financial and fiscal entities sometimes have more current obligations to meet than cash on hand, and they need to raise money. They are therefore willing to sell short-term IOUs to investors in exchange for cash. For example, corporations issue short-term securities called commercial paper to raise cash to cover current expenses that are incurred before anticipated revenues.

On the demand side, investors want a place to "park" their money in the short term where it can earn interest, retain value and be readily available for other opportunities or expense payments. Finance officers at corporations, banks, government offices and securities firms saw how they could satisfy both sides by issuing certain types of debt securities.

Most money market securities are issued at a discount and pay full value at maturity (13 months or less). The difference between the purchase value and the maturity value is the imputed interest.

Money Market Securities

Bankers' Acceptances (BAs)--securities issued by banks to finance commercial trade. BAs bear an importer's name and allow the importer to back its pledge to pay for imported goods with a bank's pledge to cover the transaction if the importer cannot do so.

Certificates of Deposit (CDs)/Eurodollar CDs/Yankee CDs--CDs represent a bank's obligation to repay money deposited with it for a specified period of time. Different types of CDs have different issuers. For example, Yankee CDs are issued by U.S. branches of foreign banks, and Eurodollar CDs are issued in London by Canadian, European and Japanese banks.

Commercial Paper (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues. The maximum maturity for CP is 270 days, although most CP is issued in a one- to 50-day maturity range. CP rates generally track those of other widely traded money market instruments, such as Treasury bills and certificates of deposit, but they are also influenced by the maturity date and the size and credit rating of the issuer.

                                       10


                             INVESTMENT FUNDAMENTALS
                            MONEY MARKET INSTRUMENTS
                       (Continued from the previous page)

Floating-Rate Notes (FRNs)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR). FRNs are considered derivatives because they "derive" their interest rates from their designated base rates. However, FRNs are not "risky" derivatives--their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider FRNs to be inappropriate investments for money market funds.

FRNs are useful because they can save money for both issuers and investors. Issuers can save money because issuing one set of FRNs allows them to borrow short-term money without refiling each month with the SEC or incurring monthly brokerage costs. Issuers share the savings with investors in the form of higher yields, which they use to attract investors away from traditional securities.

Government Agency Discount Notes--short-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association). Some agency discount notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

Government Agency Notes--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association). Some agency notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years. The Fund typically buys agency notes with remaining terms of 365 days or less.

                                       11


                             INVESTMENT FUNDAMENTALS
                         RISK MEASUREMENTS & MANAGEMENT


Addressing and Measuring Interest Rate Risk

Average maturity measures the interest rate sensitivity and interest rate exposure of a money market portfolio. It shows the average amount of time that will pass until the securities in the portfolio mature. The longer a portfolio's average maturity, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a 90-day average maturity will take much longer to reinvest its maturing securities than a portfolio with a 30-day average maturity. Portfolios with longer average maturities generally pay higher yields to compensate for greater interest rate exposure. To help ensure the share price stability of money market funds, the SEC mandates that a money market fund's average maturity cannot exceed 90 days.

Average maturity is also an important strategic tool. Reducing a fund's average maturity as interest rates rise allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities. Conversely, lengthening a fund's average maturity as interest rates fall allows the portfolio manager to "lock in" higher yields.

Addressing and Measuring Credit Risk

Credit risk is the risk that an issuer of a debt security could default on its obligations and fail to make timely payments of interest and principal. The level of this risk depends on economic factors and the credit quality of the issuer--its financial strength. Credit quality can be determined by analyzing the issuer's financial statements and debt management history.

Credit ratings issued by independent rating and research companies such as Standard & Poor's (S&P) help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence the prices and yields of money market securities--high ratings mean higher prices and less current income (yield) as compensation for risk.

But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Therefore, we do not rely exclusively on outside credit rating agencies. We review and take into consideration their ratings--it would be unwise not to--but we also perform our own analysis.

                                       12


                             INVESTMENT FUNDAMENTALS
                         RISK MEASUREMENTS & MANAGEMENT
                       (Continued from the previous page)

The Fund relies on credit analysis from a Twentieth Century/Benham credit research team (CRT) and independent companies such as S&P. The CRT conducts in-depth analysis on specific issues that the Fund holds or is considering for purchase. Amy O'Donnell, the Fund's manager, also operates within limits determined by the CRT to reduce the Fund's exposure to individual credit risk factors, such as specific issuers, industries or countries. The limits help protect the Fund from unexpected developments that might cause an issuer (or issuers in an industry or country) to default.

Issuer limits are based on the CRT's estimate of each issuer's ability to repay. The CRT starts by looking only at "first-tier" issuers. Within this framework, the CRT analysts evaluate each issuer's repayment capabilities and assign each to a group, ranked from 1 (best) to 5. The Fund is permitted to own a significantly greater amount of securities issued by Group 1 issuers than by issuers in other groups.

The CRT also ranks and limits country and industry sectors. For example, country rankings and limits are determined by each country's financial strength, economic health and political environment. Industry rankings and limits take into account each industry's sensitivity to the ups and downs of the business cycle, as well as the economic and regulatory environment.


                                       13


                             INVESTMENT FUNDAMENTALS
                                OTHER DEFINITIONS

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Coupon--the stated interest rate on a security.
First-Tier--a security that has received the highest rating from at least two nationally recognized rating services, such as Moody's or Standard & Poor's (or one if only one has rated the security). A "first-tier fund" purchases only securities deemed to be of first-tier quality.
LIBOR (London Interbank Offered Rate)--the interest rate at which the most creditworthy international banks dealing in Eurodollars make large loans to one another.
Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

Portfolio Statistics

Portfolio Value--the amortized cost of a fund's investments on a given date. Number of Issues--the number of different securities issuances held by a fund on a given date.
Average Maturity--a weighted average of all maturities in a fund's portfolio.

Portfolio Structures

Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to outperform a bullet structure when the yield curve is moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates). In a rising interest rate environment, the short-term securities capture the higher yields with little price depreciation. In a declining interest rate environment, the short-term securities provide a relatively steady yield, while longer-term securities provide more price appreciation than intermediate-term securities. Bullet Structure--a structure that clusters a portfolio's maturities around a single maturity (usually an intermediate-term maturity). This structure tends to outperform a barbell structure when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates). In a rising interest rate environment, intermediate-term securities experience less price depreciation than long-term securities. In a declining interest rate environment, intermediate-term securities provide significantly more price appreciation than short-term securities.
Ladder Structure--a balanced structure that staggers maturities so they occur at regular intervals. This structure tends to be effective when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

                                       14

                         BENHAM PRIME MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS
    For a Share Outstanding Throughout the Six Months Ended August 31, 1996, and the Years Ended February 28 and February 29 (except as noted)

                                                                              AUG. 31,
                                                                                1996         FEB. 29,      FEB. 28,       FEB. 28,
                                                                            (UNAUDITED)        1996          1995           1994+
                                                                            ------------   ------------  ------------   ------------
PER-SHARE DATA
-----------------
NET ASSET VALUE AT BEGINNING OF PERIOD ...................................     $ 1.00           1.00          1.00          1.00
   Income From Investment Operations
   Net Investment Income .................................................      .0247          .0560         .0493         .0095
   Net Realized Losses on Investments ....................................     (.0002)             0             0             0
                                                                               ------         ------        ------        ------
     Total Income from Investment Operations .............................      .0245          .0560         .0493         .0095
                                                                               ------         ------        ------        ------
   Distributions
   From Net Investment Income ............................................     (.0247)        (.0560)       (.0493)       (.0095)
                                                                               ------         ------        ------        ------
NET ASSET VALUE AT END OF PERIOD .........................................     $ 1.00           1.00          1.00          1.00
                                                                               ======         ======        ======        ======
TOTAL RETURN* ............................................................       2.49%          5.60%         4.93%          .96%
---------------
SUPPLEMENTAL DATA AND RATIOS
Net Assets at End of Period (in thousands of dollars) ....................$ 1,227,794      1,270,653     1,509,863        75,168
Ratio of Expenses to Average Daily Net Assets++ ..........................        .50%**         .48%          .04%            0%
Ratio of Expenses to Average Daily Net Assets (Before Reimbursement)++ ...        .63%**         .62%          .71%         1.49%**
Ratio of Net Investment Income to Average Daily Net  Assets++ ............       4.91**         5.43%         5.28%         3.35%**
Ratio of Net Investment Income to Average Daily Net
   Assets (Before Reimbursement)++ .......................................       4.78**         5.29%         4.61%         1.86%**

---------------------------
+  Commencement of operations for Benham Prime Money Market Fund was November 17, 1993.
++ The ratios beginning with the year ended February 29, 1996, include expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividends and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                       15

                         BENHAM PRIME MONEY MARKET FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 August 31, 1996
                                   (Unaudited)


ASSETS
   Investment securities (cost $1,210,150,887) ................................................................ $1,210,150,887
   Cash .......................................................................................................        448,537
   Interest receivable ........................................................................................      6,053,108
   Receivable for fund shares sold ............................................................................     13,763,145
   Prepaid expenses and other assets ..........................................................................         43,175
                                                                                                                   ------------
     Total assets .............................................................................................  1,230,458,852
                                                                                                                   ------------

LIABILITIES
   Payable for fund shares redeemed ...........................................................................      1,923,505
   Dividends payable ..........................................................................................        192,643
   Fees payable to affiliates .................................................................................        531,210
   Accrued expenses and other liabilities .....................................................................         17,289
                                                                                                                   ------------
     Total liabilities ........................................................................................      2,664,647
                                                                                                                   ------------
NET ASSETS .................................................................................................... $1,227,794,205
                                                                                                                   ------------

Net assets consist of:
   Capital paid in ............................................................................................  1,228,066,266
   Accumulated net realized loss on investments ...............................................................       (273,339)
   Undistributed net investment income ........................................................................          1,278
                                                                                                                   ------------
Net assets .................................................................................................... $1,227,794,205
                                                                                                                   ------------
   Shares of beneficial interest outstanding (unlimited number of shares authorized) ..........................  1,228,066,266
                                                                                                                   ============
   Net asset value, offering price and redemption price per share .............................................          $1.00
                                                                                                                          =====

---------------------------
See the accompanying notes to financial statements.

                                       16


                         BENHAM PRIME MONEY MARKET FUND
                             STATEMENT OF OPERATIONS
                    For the Six Months Ended August 31, 1996
                                   (Unaudited)




INVESTMENT INCOME ................................................ $34,104,698
                                                                    ----------
EXPENSES (NOTE 2):
  Investment advisory fees ............................. 1,953,445
  Administrative fees ..................................   605,356
  Transfer agency fees .................................   940,376
  Printing and postage .................................   172,515
  Custodian fees .......................................    91,594
  Auditing and legal fees ..............................    29,487
  Registration and filing fees .........................    50,208
  Directors' fees and expenses .........................    32,642
  Other operating expenses .............................    94,632
                                                         ---------
    Total expenses ...............................................   3,970,255
Amount reimbursed (Note 2) .......................................    (763,149)
Custodian earnings credits (Note 3) ..............................     (54,315)
                                                                    ----------
  Net expenses ...................................................   3,152,791
                                                                    ----------
    Net investment income ........................................  30,951,907
                                                                    ----------
Net realized loss on investments .................................    (273,339)
                                                                    ----------
Net increase in net assets resulting from operations ............. $30,678,568
                                                                    ==========

---------------------------
See the accompanying notes to financial statements.


                                       17

                         BENHAM PRIME MONEY MARKET FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
            For the Six Months Ended August 31, 1996 (Unaudited), and
                        the Year Ended February 29, 1996

                                                                                                    AUGUST 31,     FEBRUARY 29,
                                                                                                       1996            1996
                                                                                                   ------------    ------------
FROM INVESTMENT ACTIVITIES:
  Net investment income .........................................................................    30,951,907     74,177,757
  Net realized loss on investments ..............................................................      (273,339)             0
                                                                                                  -------------   ------------
    Change in net assets derived from investment activities .....................................    30,678,568     74,177,757
                                                                                                  -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .........................................................................   (30,950,629)   (74,177,757)
                                                                                                  -------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of shares ................................................................. 1,055,508,068  2,375,209,952
  Net asset value of dividends reinvested .......................................................    29,709,551     71,075,673
  Cost of shares redeemed .......................................................................(1,127,804,756)(2,685,494,938)
                                                                                                  -------------   ------------
    Change in net assets derived from capital share transactions ................................   (42,587,137)  (239,209,313)
                                                                                                  -------------   ------------
      Net decrease in net assets ................................................................   (42,859,198)  (239,209,313)
NET ASSETS:
  Beginning of period ........................................................................... 1,270,653,403  1,509,862,716
                                                                                                  -------------   ------------
  End of period .................................................................................$1,227,794,205  1,270,653,403
                                                                                                  =============   ============
---------------------------
See the accompanying notes to financial statements.

                                       18

BENHAM PRIME MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996
(UNAUDITED)

(1)  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Benham Prime Money Market Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. It is currently the sole fund of Benham Investment Trust. The Fund seeks the highest level of current income consistent with preservation of capital. The Fund buys high quality (first-tier), U.S. dollar denominated money market instruments and other short-term obligations of banks, governments, and corporations. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

SECURITY VALUATIONS--Securities are valued at amortized cost, which approximates current market value.

SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Discounts and premiums on securities purchased are amortized on a straight-line basis.

INCOME TAXES STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

DISTRIBUTIONS TO SHAREHOLDERS--Net investment income dividends are declared and credited daily and paid monthly. The Fund does not expect to realize any long-term gains, and accordingly, does not expect to pay any capital gain distributions.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

                                       19


and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from these estimates.

(2)  INVESTMENT ADVISORY FEES AND OTHER
     TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). The Fund pays BMC a monthly investment advisory fee equal to the following annual percentages of the Fund's average daily net assets.

         .50% of the first $100 million
         .45% of the next $100 million
         .40% of the next $100 million
         .35% of the next $100 million
         .30% of the next $100 million
         .25% of the next $1 billion
         .24% of the next $1 billion
         .23% of the next $1 billion
         .22% of the next $1 billion
         .21% of the next $1 billion
         .20% of the next $1 billion
         .19% of average daily net assets over $6.5 billion

BMC provides the Fund with all investment advice. TCC pays all compensation of Fund officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

The Fund has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides administrative and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and average net assets of all funds in The Benham Group. Effective September 3, 1996, Twentieth Century Services, Inc., a wholly-owned subsidiary of TCC, replaced BFS in the Administrative Services and Transfer Agency Agreement. There were no other changes made to the existing agreement.

The Fund has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding expenses such as brokerage commissions, taxes, interest, and custodian earnings credits) to .50% of the Fund's average daily net assets through May 31, 1998. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding


                                       20


11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the .50% expense guarantee.

The payables to affiliates as of August 31, 1996, based on the above agreements, were as follows:

Investment Advisor ................................................ $226,208
Administrative Services ...........................................  101,537
Transfer Agent ....................................................  203,465
                                                                    --------
                                                                    $531,210
                                                                    ========

The Fund has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Fund's shares. BMC pays all costs incurred by BDI. BDI is a wholly owned subsidiary of TCC. Effective September 3, 1996, Twentieth Century Securities, Inc., a wholly-owned subsidiary of TCC, replaced BDI.


(3)  EXPENSE OFFSET ARRANGEMENTS

The Fund's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Fund to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending February 29, 1996, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.


                                       21

                         BENHAM PRIME MONEY MARKET FUND
                        SCHEDULE OF INVESTMENT SECURITIES
                                 August 31, 1996
                                   (Unaudited)


                                                                                                                         Rating
                                                                        Rate1   Maturity   Face Amount      Value      Moody's/S&P
                                                                        ----     ------     --------       -------      ---------
COMMERCIAL  PAPER - 63.6% .............................................
ABN-AMRO North America Finance Inc. ................................... 5.21%   12/04/96 $  14,000,000    13,809,180    P1/A-1+
American Express Credit Corp. ......................................... 5.19%   11/12/96    25,000,000    24,735,000    P1/A-1
Associates Corporation North America .................................. 5.19%   10/30/96    30,000,000    29,738,433    P1/A-1
Banque Nationale De Paris (Canada) .................................... 5.19%   11/15/96    10,000,000     9,888,958    P1/A-1
Bass Finance (C.I.) Ltd. .............................................. 5.12%   09/05/96     9,326,000     9,320,456    P1/A-1
BT Securities Corporation ............................................. 5.12%   09/19/96    25,000,000    24,933,750    P1/A-1
Caisse D'Amortissement De La Dette Sociale ............................ 5.13%   09/26/96    32,500,000    32,377,448    P1/A-1+
Chevron Transport Corporation (Acquired 08/29/96; Cost $14,865,038)+ .. 5.18%   10/29/96    15,000,000    14,871,675    P1/A-1+
Chevron U.K. Investment PLC ........................................... 5.12%   09/05/96    30,000,000    29,982,300    P1/A-1+
Chevron U.K. Investment PLC ........................................... 5.16%   10/15/96    10,000,000     9,935,100    P1/A-1+
Dover Corp. ........................................................... 5.12%   09/18/96     6,020,000     6,004,962    NR/A-1
Dover Corp. (Acquired 08/21/96; Cost $5,970,960)+. .................... 5.13%   09/23/96     6,000,000     5,980,640    NR/A-1
Dun & Bradstreet Corp. ................................................ 5.12%   09/18/96    15,300,000    15,261,708    P1/A-1+
Dun & Bradstreet Corp. ................................................ 5.12%   09/20/96     6,000,000     5,983,248    P1/A-1+
Dun & Bradstreet Corp. ................................................ 5.13%   09/26/96     5,715,000     5,694,124    P1/A-1+
Ford Motor Credit Co. ................................................. 5.15%   10/08/96    16,900,000    16,807,942    P1/A-1+
Gannett Co., Inc. (Acquired 07/18/96; Cost $8,876,925)+ ............... 5.16%   10/16/96     9,000,000     8,938,463    P1/A-1
Gannett Co., Inc. (Acquired 07/17/96; Cost $7,730,724)+ ............... 5.18%   10/25/96     7,850,000     7,785,591    P1/A-1
General Electric Capital Corp. ........................................ 5.17%   10/23/96    14,000,000    13,893,024    P1/A-1+
General Electric Capital Corp. ........................................ 5.19%   11/20/96    25,000,000    24,706,111    P1/A-1+
Goldman Sachs Group L.P. .............................................. 5.15%   10/07/96    25,000,000    24,866,250    P1/A-1+
Hitachi Credit America Corp. .......................................... 5.16%   10/17/96     5,495,000     5,457,436    P1/A-1+
IMI Funding Corp. (USA) ............................................... 5.17%   10/18/96     5,420,000     5,382,284    P1/A-1+
IMI Funding Corp. (USA) ............................................... 5.19%   11/04/96    16,500,000    16,338,960    P1/A-1+
Kingdom of Sweden ..................................................... 5.18%   10/25/96    25,000,000    24,802,000    P1/A-1+
Kingdom of Sweden ..................................................... 5.19%   11/15/96    13,500,000    13,354,313    P1/A-1+
Kingdom of Sweden ..................................................... 5.23%   12/16/96    15,000,000    14,764,003    P1/A-1+


                                       22

                                                                                                                         Rating
                                                                        Rate1   Maturity   Face Amount      Value      Moody's/S&P
                                                                        ----     ------     --------       -------      ---------
COMMERCIAL  PAPER (CONTINUED)
Koch Industries Inc. .................................................. 5.12%   09/17/96 $  15,100,000    15,064,028    P1/A-1+
Lucent Technologies Inc. .............................................. 5.13%   09/25/96    30,000,000    29,895,000    P1/A-1
Merrill Lynch & Co., Inc. ............................................. 5.12%   09/04/96    10,000,000     9,995,542    P1/A-1+
Mitsubishi International Corp. ........................................ 5.18%   10/28/96    17,500,000    17,352,592    P1/A-1+
Mitsubishi International Corp. ........................................ 5.12%   09/03/96    25,000,000    24,992,611    P1/A-1+
Mitsui & Co. (USA) Inc. ............................................... 5.12%   09/13/96    17,175,000    17,143,913    P1/A-1
Monsanto Company (Acquired 08/16/96; Cost $9,920,650)+ ................ 5.15%   10/09/96    10,000,000     9,944,161    P1/A-1
Morgan Stanley Group, Inc. ............................................ 5.12%   09/03/96    26,000,000    25,992,287    P1/A-1+
National Rural Utilities Cooperative Finance Corp. .................... 5.15%   10/07/96    27,000,000    26,856,360    P1/A-1+
Pemex Capital, Inc. ................................................... 5.12%   09/04/96    15,000,000    14,993,313    P1/A-1
Pemex Capital, Inc. ................................................... 5.17%   10/21/96    10,000,000     9,924,306    P1/A-1+
Pemex Capital, Inc. ................................................... 5.18%   10/28/96    15,000,000    14,873,175    P1/A-1
Principal Mutual Life Insurance Co. ................................... 5.12%   09/10/96     5,000,000     4,993,387    P1/A-1+
Prudential Funding Corporation ........................................ 5.14%   10/03/96    42,000,000    41,802,133    P1/A-1+
Reed Elsevier Inc. (Acquired 07/22/96; Cost $13,874,700)+ ............. 5.12%   09/20/96    14,000,000    13,960,322    P1/A-1+
Sony Capital Corp. .................................................... 5.13%   09/23/96    10,000,000     9,967,183    P1/A-1
Sony Capital Corp. (Acquired 08/19/96; Cost $14,869,708)+ ............. 5.16%   10/17/96    15,000,000    14,898,417    P1/A-1
Southland Corp. ....................................................... 5.13%   09/23/96     6,200,000     6,180,070    P1/A-1+
Statoil-Den Norske Stats Oljeselskap a.s. ............................. 5.14%   09/30/96    25,000,000    24,893,868    P1/A-1+
U.S. West Communications, Inc. ........................................ 5.15%   10/11/96    13,224,000    13,145,831    P1/A-1
Vermont American Corp. (Acquired 08/21/96; Cost $7,061,229)+ .......... 5.12%   09/12/96     7,084,000     7,072,614    P1/A-1+
                                                                                          ------------  ------------
   Total Commercial Paper (cost $769,554,472) .........................                    773,809,000   769,554,472
                                                                                          ------------  ------------

YANKEE CERTIFICATES OF DEPOSIT - 12.8% ................................
Australia & New Zealand Banking Group LTD ............................. 5.38%   10/09/96    25,000,000    25,000,764    P1/A-1
Bank of Nova Scotia ................................................... 5.48%   10/03/96     2,000,000     2,000,214    P1/A-1+
Banque National de Paris S.A. ......................................... 5.43%   09/24/96    20,000,000    20,000,000    P1/A-1
Canadian Imperial Bank of Commerce .................................... 5.40%   11/01/96    13,000,000    13,000,000    P1/A-1+
Canadian Imperial Bank of Commerce .................................... 5.40%   11/05/96    30,000,000    30,000,000    P1/A-1+
National Westminster Bank, PLC (NY Br.) ............................... 5.43%   09/18/96    40,000,000    40,000,187    P1/A-1+
Societe Generale ...................................................... 5.35%   10/02/96    25,000,000    25,000,000    P1/A-1+
                                                                                          ------------  ------------
   Total Yankee Certificates of Deposit (cost $155,001,165) ...........                    155,000,000   155,001,165
                                                                                          ------------  ------------

                                       23

                                                                                                                         Rating
                                                                        Rate(1) Maturity   Face Amount      Value      Moody's/S&P
                                                                        ----     ------     --------       -------      ---------
FLOATING-RATE NOTES - 10.6%
Bayerische Landesbank Girozentrale, (NY Br.), resets monthly off of
   the 1-month LIBOR - .15 with no caps, final maturity 03/03/97 ...... 5.32%   09/01/96-2$ 15,000,000    14,991,942    P1/A-1+
Federal Home Loan Banks, resets daily off of federal funds
   rate +.15 with no caps, final maturity 08/01/97 .................... 5.39%   09/03/96-2  25,000,000    25,000,000    P1/A-1+
Federal National Mortgage Association, resets daily off of federal
   funds rate -.065 with no  caps, final maturity 04/21/97 ............ 5.18%   09/03/96-2  20,000,000    19,979,348    P1/NR
Federal National Mortgage Association, resets daily off of federal
   funds rate with no caps, final maturity 04/04/97 ................... 5.24%   09/03/92    10,000,000     9,994,454    P1/NR
General Electric Capital Corp., resets daily off of federal funds
   rate + .21 with no caps, final maturity 10/25/96 ................... 5.45%   09/03/96-2   9,730,000     9,731,782    P1/A-1+
J.P. Morgan & Co., Inc., resets daily off of federal funds
   rate +.15 with no caps, final maturity 03/21/97 .................... 5.39%   09/03/96-2  10,000,000    10,002,294    P1/A-1+
Student Loan Marketing Assoc., resets quarterly off the
   3-month LIBOR + .01 with no caps, final maturity 10/04/96 .......... 5.57%   10/04/96-2  20,000,000    20,000,000    P1/NR
Wachovia Bank of North Carolina, N.A., resets monthly off of
   the 1-month LIBOR + .125  with no caps, final maturity 01/03/97 .... 5.32%   09/03/96-2  18,000,000    17,994,277    P1/A-1+
                                                                                          ------------  ------------
   Total Floating-Rate Notes (cost $127,694,097) ......................                    127,730,000   127,694,097
                                                                                          ------------  ------------

U.S. GOVERNMENT AGENCY NOTES - 5.9% ...................................
Federal Home Loan Bank ................................................ 4.12%   10/04/96     4,800,000     4,793,850    P1/A-1+
Federal Home Loan Bank ................................................ 7.92%   01/17/97    10,000,000    10,107,813    P1/A-1+
Federal Home Loan Bank ................................................ 5.05%   02/21/97    25,500,000    25,418,318    P1/A-1+
Federal Home Loan Bank ................................................ 5.30%   03/18/97    10,000,000     9,973,188    P1/A-1+
Federal Home Loan Bank Callable Agency ................................ 5.30%   03/21/97     8,200,000     8,177,974    P1/A-1+
Federal National Mortgage Association ................................. 7.88%   12/20/96    13,350,000    13,462,946    P1/NR
                                                                                          ------------  ------------
   Total U.S. Government Agency Notes (cost $71,934,089) ..............                     71,850,000    71,934,089
                                                                                          ------------  ------------

EURODOLLAR CERTIFICATE OF DEPOSIT - 2.5% ..............................
Morgan Guaranty Trust  Co., London .................................... 5.75%   09/09/96    20,000,000    20,000,043    P1/A-1+
Kredietbank N.V.. ..................................................... 5.38%   10/08/96    10,000,000    10,000,196    P1/A-1+
                                                                                          ------------  ------------
   Total Eurodollar Certificate of Deposit (cost $30,000,239) .........                     30,000,000    30,000,239
                                                                                          ------------  ------------

                                       24

                                                                                                                         Rating
                                                                        Rate(1) Maturity   Face Amount      Value      Moody's/S&P
                                                                        ----     ------     --------       -------      ---------
U.S. TREASURY NOTE - 1.7% .............................................
U.S. Treasury Note (cost $20,126,899) ................................. 6.63%   03/31/97 $  20,000,000    20,126,899    P1/A-1+
                                                                                          ------------  ------------

BANK NOTE - 1.0% ......................................................
Wachovia Bank North Carolina, N.A. (cost $12,866,373). ................ 7.15%   11/07/96    12,830,000    12,866,373    P1/A-1+
                                                                                          ------------  ------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 0.9% ...........................
Federal Home Loan Mortgage Corp. (cost $10,937,318) ................... 5.23%   10/10/96    11,000,000    10,937,318    P1/A-1+
                                                                                          ------------  ------------

DOMESTIC CERTIFICATE OF DEPOSIT - 0.6% ................................
First Tennessee Bank, N.A. (cost $7,000,000) .......................... 5.33%   09/06/96     7,000,000     7,000,000    P1/A-1
                                                                                          ------------  ------------

CORPORATE NOTE - 0.4% .................................................
General Electric Capital Corp (cost $5,036,235) ....................... 8.75%   11/26/96     5,000,000     5,036,235    P1/A-1+
                                                                                          ------------  ------------
TOTAL INVESTMENT SECURITIES (COST $1,210,150,887)(3)- 100.0% .......................... $1,214,219,000$1,210,150,887
                                                                                          ============  ============

---------------------------
1 The rate for Commercial Paper and Agency Discount Notes is the yield to maturity as of August 31, 1996. The rate for all other securities is the stated coupon rate as of August 31, 1996.
2 These maturity dates represent the next interest rate reset date. This date is used to calculate the Fund's average days to maturity.
3 Cost for financial reporting and federal income tax purposes is the same.
+ Restricted securities exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. Any resale by the
  Fund must be in an exempt transaction, normally to a qualified institutional buyer. The aggregate value for these securities at
  August 31, 1996, was $83,451,883, which represents 6.7% of the net assets of the Fund.

                                       25


                                   DEFINITIONS

NR - Not Rated

CAP - A predetermined rate that a fixed-income security's coupon will never exceed, regardless of where the coupon formula resets. A cap limits the investor's coupon payments, regardless of how high interest rates rise. In volatile interest rate environments, caps can cause and amplify price instability for fixed-rate securities. Therefore, it has always been the policy of the Fund not to purchase floating-rate notes with caps.

RESETS - The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

LIBOR - London Interbank Offered Rate on Eurodollar deposits traded between banks. LIBOR is a "money market rate." LIBOR is the interest rate that most banks and corporations track when determining the rate they'll pay to investors on short-term debt.

FEDERAL FUNDS RATE - The average rate at which the federal funds rate traded in a given day. The federal funds rate is the rate that banks charge each other for unsecured overnight loans, and is considered a "money market rate."


---------------------------
See the accompanying notes to financial statements.

                                       26




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                                       28


TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

Maryanne Roepke
Treasurer and Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


Twentieth Century Mutual Funds
and The Benham Group

------------------------------

P.O. Box 419200  o  Kansas City, Missouri 64141-6200


Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Internet: http://www.twentieth-century.com

For more information on risks, management fees and expenses, call 1-800-345-2021 for a free prospectus. Read the prospectus carefully before investing or sending money.

(C) 1996 Twentieth Century Services, Inc.
Twentieth Century Securities, Inc.        BN-BKT-5999 10/96